Fidelity® Hedged Equity Fund

Class/Ticker

Fidelity® Hedged Equity Fund/FEQHX

In this summary prospectus, the term “shares” (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

August 22, 2022

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund (including the fund’s SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund’s prospectus and SAI dated August 22, 2022 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:

Fidelity® Hedged Equity Fund/Fidelity® Hedged Equity Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%

Distribution and/or Service (12b-1) fees	None

Other expenses(a)	1.48%

Total annual operating expenses	2.03%

Fee waiver and/or expense reimbursement(b)	1.48%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.55%

(a) Based on estimated amounts for the current fiscal year.

(b) Fidelity Diversifying Solutions LLC (FDS) has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.55% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FDS reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through August 31, 2023. FDS may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$56

3 years	$493

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund’s performance.

Principal Investment Strategies

• Normally investing at least 80% of its assets in equity securities.

• Investing in common stocks of companies with market capitalizations generally similar to companies in the S&P 500® Index.

• Investing in “growth” stocks or “value” stocks or both.

• Using a disciplined approach designed to construct an equity portfolio with similar risk-return characteristics to the S&P 500® Index.

• Employing a disciplined options-based strategy designed to provide downside protection (i.e., offset or mitigate a decrease in the value of the fund’s investments). The extent of this protection will be determined primarily based on the cost of the put options in the marketplace.

• Managing the options positions in a way that provides diversification of options strike prices and expirations.

Principal Investment Risks

• Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

• Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

• “Growth” Investing. “Growth” stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

• “Value” Investing. “Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

• Options Risk. The fund may purchase or write (i.e., sell) put and call options. Under certain circumstances, the fund may be required to buy or sell the underlying reference at a disadvantageous price, resulting in a loss. Options may involve economic leverage, which could result in greater volatility in price movement. Certain transaction costs associated with purchasing and writing options may impact the fund’s returns.

• Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Diversifying Solutions LLC (FDS) (the Adviser) is the fund’s manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Zach Dewhirst (co- manager) has managed the fund since September 2022.

Eric Granat (co- manager) has managed the fund since September 2022.

Mitch Livstone (co- manager) has managed the fund since September 2022.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2022 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

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